                                                                  Exhibit 10.11

                                   AGREEMENT

        THIS AGREEMENT is made and entered into as of January __, 2000 by and among DOBSON COMMUNICATIONS CORPORATION, an Oklahoma corporation ("Dobson") and the holders of issued and outstanding shares of Dobson's common stock listed on Schedule A annexed hereto (the "Shareholders") with reference to the following circumstances:

        A. Dobson's board of directors has approved the distribution of the stock of Logix Communications Enterprises, Inc. ("Logix") to the Shareholders (the "Distribution").

        B. Based on the opinion of Arthur Anderson dated __________, Dobson, Logix and the Shareholders believe that Dobson will not incur any income tax resulting from the Distribution, provided the Shareholders do not take, or cause or permit Logix to take, any action which action by the Shareholders or Logix would cause Dobson to realize taxable income as a result of the Distribution on or before the second anniversary of the Distribution (a "Prohibited Action").

        C. The parties desire to set forth their understanding and agreements with respect to their respective rights and obligations if income tax is due from Dobson as a result of a Sale.

        NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

        1. SHAREHOLDER AGREEMENT. The Shareholders agree that they will not, and they will not cause or permit Logix to, consummate a Prohibited Action that results in Dobson incurring taxable income from the Distribution pursuant to Section 355(e) of the Internal Revenue Code of 1986, as amended; provided, however, that the Shareholders may take one or more Prohibited Actions if either:

            a) The taxable income recognized by Dobson from the Distribution pursuant to Section 355(e) does not exceed the sum of Dobson's tax basis in the Logix stock plus the aggregate net operating losses of Dobson legally available to offset against such taxable income; or

            b) Logix executes an indemnity agreement with Dobson reasonably satisfactory whereby Logix will indemnify Dobson for any income tax, together with any penalties or interest thereon (collectively, the "Income Tax"), incurred by Dobson as a result of a Prohibited Action (the "Indemnity Agreement") and Logix is financially capable of performing its obligations under the Indemnity Agreement.

The Shareholders or their representative and Dobson must certify as to the existence of facts or circumstances necessary to meet Section 1(a) and 1(b) above prior to consummating a Prohibited Action. Any Indemnity Agreement executed by Logix and Dobson pursuant to Section 1(b) above will contain terms mutually agreeable to Logix and Dobson. For purposes of calculating any income tax liability under Section 1(b) above, the amount of income taxes will be determined after the application of the aggregate net operating losses of Dobson legally available to offset taxable income incurred under
Section 355(e) as a result of the Distribution. Logix will not be liable for any income tax liability incurred under Section 355(e) that arises from the actions taken by, or omitted to be taken by Dobson following the Distribution.

        2. OBLIGATION TO NOTIFY. The Shareholders agree to notify Dobson of a pending Prohibited Action. Each of the parties agrees to notify the other party if any applicable taxing authority (a "Taxing Authority") asserts that Dobson must pay income tax because of the Distribution.

        3. PROCEDURE. If a Taxing Authority claims that Dobson must pay income tax as a result of a Prohibited Action for which Logix is responsible under the Indemnity Agreement, Logix shall have control over the defense or prosecution of any proceedings related to such claim (a "Claim"). Logix shall not have the right to settle any Claim unless Dobson would be released of any and all liability with respect to the facts giving rise to the Claim. Logix shall give Dobson five (5) days notice prior to settling any such Claim and Dobson shall have the right to approve or reject the settlement of such Claim; provided, however, that upon rejection of the settlement of any such Claim, Dobson shall assume control of the defense or prosecution of such

Claim, at its sole cost and expense from that point forward, and the liability of Logix with respect to such Claim as finally resolved shall be limited to the monetary equivalent of the rejected settlement amount concerning such Claim. Dobson shall retain the right to employ its own counsel and discuss matters with Logix related to the defense or prosecution of any such Claim controlled by Logix. Dobson shall be solely responsible for its own costs and expenses in connection with such participation; provided, however, that all decisions of Logix shall be final and that Dobson shall cooperate with Logix in all respects in defense of such Claim, including refraining from taking any position adverse to Logix.

        4. GOVERNING LAW. This Agreement shall governed by, and construed in accordance with, the laws of the State of Oklahoma.

        5. BINDING EFFECT. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

        6. NEW SHAREHOLDERS OF LOGIX. The Shareholders shall not transfer any common stock of Logix to any person not a party to this Agreement unless such person shall execute an acknowledgement and agreement to be bound by this Agreement. Similarly, the Shareholders should cause Logix not to issue or record a transfer of any common stock to any person not a party to this Agreement unless such person shall execute an acknowledgement and agreement to be bound by the terms of this Agreement. Upon execution of an acknowledgement, the new shareholder shall be deemed for all purposes to be a party to this Agreement and shall be subject to all the rights and obligations created hereby with respect to Shareholders.

        7. ENTIRE AGREEMENT. This Agreement constitutes the complete and exclusive agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements, understandings, and representations (oral, written, implied, or expressed), with respect to such subject matter.

        8. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same instrument.

        DATED the day and year first above written.

DOBSON:                           DOBSON COMMUNICATIONS CORPORATION,
                                  an Oklahoma corporation

                                  By
                                    --------------------------------------------
                                    Everett R. Dobson, Chairman of the Board and
                                    Chief Executive Officer

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SHAREHOLDERS:                     DOBSON CC LIMITED PARTNERSHIP

                                  By:  RLD, INC., General Partner

                                       By
                                         --------------------------------------
                                         Everett R. Dobson, President

                                  ---------------------------------------------
                                  Russell L Dobson

                                  J.W. CHILDS EQUITY PARTNERS II, L.P.

                                  By:  JWC Associates, Inc., General Partner

                                       By
                                         --------------------------------------
                                         Dana L. Schmaltz, Vice President

                                  AT&T WIRELESS SERVICES, INC.

                                  By
                                    -------------------------------------------
                                    William W. Hague
                                    Title:
                                          -------------------------------------

                                  BOCK FAMILY TRUST

                                  By
                                    -------------------------------------------
                                    John V. Bock, Jr., Trustee

                                  ---------------------------------------------
                                  John W. Childs

                                  ---------------------------------------------
                                  Richard S. Childs

                                  ---------------------------------------------
                                  James E. Childs

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                                  ---------------------------------------------
                                  Samuel A. Anderson

                                  ---------------------------------------------
                                  Timothy J. Healy

                                  ---------------------------------------------
                                  Glenn A. Hopkins

                                  ---------------------------------------------
                                  Jerry D. Horn

                                  ---------------------------------------------
                                  B. Lane MacDonald

                                  ---------------------------------------------
                                  Raymond B. Rudy

                                  ---------------------------------------------
                                  Dana L. Schmaltz

                                  CHECHESSE CREEK TRUST

                                  By
                                     ------------------------------------------
                                     Dana L. Schmaltz, Trustee

                                  ---------------------------------------------
                                  Steven G. Segal

                                  SGS 1995 FAMILY
                                  LIMITED PARTNERSHIP

                                  By
                                     ------------------------------------------
                                     Steven G. Segal, General Partner

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                                  STEVEN G. SEGAL 1995
                                  IRREVOCABLE TRUST

                                  By
                                     ------------------------------------------
                                     Steven G. Segal, Donor

                                  SGS III 1995 FAMILY
                                  LIMITED PARTNERSHIP

                                  By
                                     ------------------------------------------
                                     Steven G. Segal, General Partner

                                  ---------------------------------------------
                                  Adam L. Suttin

                                  ADAM L. SUTTIN IRREVOCABLE FAMILY
                                  TRUST

                                  By
                                     ------------------------------------------
                                     Hope Suttin, Trustee

                                  SUTTIN FAMILY TRUST II

                                  By
                                     ------------------------------------------
                                     Adam L. Suttin, Trustee

                                  EUGENE SUTTIN SELF DIRECTED
                                  CUSTODIAL IRA

                                  By
                                     ------------------------------------------
                                     Samuel A. Katz, Vice President, Trust Bank of _____________________

                                  ---------------------------------------------
                                  Edward D. Yun

                                  YUN FAMILY TRUST

                                  By
                                     ------------------------------------------
                                     Edward D. Yun, Trustee

                                  ---------------------------------------------
                                  Bob Elman

                                  ---------------------------------------------
                                  Edwin J. Kozlowski

                                  ---------------------------------------------
                                  James D. Murphy

                                  REBACLIFF, BAKER & DOBBS, LLC

                                  By
                                     ------------------------------------------
                                     Michael A. Smart, Member

                                  ---------------------------------------------
                                  Benno C. Schmidt, Jr.

                                  ---------------------------------------------
                                  Mario Soussou

                                  ---------------------------------------------
                                  William E. Watts

                                  OFS INVESTMENT PARTNERS II

                                  By
                                     ------------------------------------------
                                     Allen A. Dowds, Administrative Managing
                                     Partner

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                                  SCHEDULE A


                                 SHAREHOLDERS

Dobson CC Limited Partnership
Russell L Dobson
J.W. Childs Equity Partners II, L.P.
AT&T Wireless Services, Inc.
Bock Family Trust
John W. Childs
Richard S. Childs
James E. Childs
Samuel A. Anderson
Timothy J. Healy
Glenn A. Hopkins
Jerry D. Horn
B. Lane MacDonald
Raymond B. Rudy
Dana L. Schmaltz
Chechesse Creek Trust
Steven G. Segal
SGS 1995 Family Limited Partnership
Steven G. Segal 1995 Irrevocable Trust
SGS III 1995 Family Limited Partnership
Adam L. Suttin
Adam L. Suttin Irrevocable Family Trust
Suttin Family Trust II
Eugene Suttin Self Directed Custodial IRA
Edward D. Yun
Yun Family Trust
Bob Elman
Edwin J. Kozlowski
James D. Murphy
Rebacliff, Baker & Dobbs, LLC
Benno C. Schmidt, Jr.
Mario Soussou
William E. Watts
OFS Investment Partners II